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                                                                    Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT


           We consent to the incorporation by reference in the registration statements (No. 333-89030 and 333-97579) of SRA International, Inc. on
Form S-8 of our report dated July 31, 2002, appearing in this Annual Report on Form 10-K of SRA International, Inc. for the year ended June 30, 2002.


/s/ Deloitte & Touche LLP
--------------------------
    Deloitte & Touche LLP

McLean, Virginia
September 27, 2002